UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Lihua International, Inc.

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Lihua International, Inc.
Houxiang Five-Star Industry District
Danyang City, Jiangsu Province, People’s Republic of China

SUPPLEMENT DATED OCTOBER 7, 2013 TO THE

PROXY STATEMENT DATED AUGUST 30, 2013 FOR THE

ANNUAL MEETING OF STOCKHOLDERS
to be held on October 20, 2013

General Information

Unless the context requires otherwise, all references to “Company,” “we,” “us” or “our” refer to Lihua International, Inc., Inc. and its subsidiaries.

This Supplement provides updated information for the proxy statement dated August 20, 2013 (the “Proxy Statement”), which was previously provided, or made available, to the holders of common stock, par value $0.001 per share of the Company (the “Common Stock”) as of October 13, 2009 (the “Record Date”) who are entitled to notice of, and to vote at, the annual meeting of stockholders to be held on October 19, 2013 in the U.S./October 20, 2013 in the P.R.C. at Nanjing Tangshan Yi Shang Wen Quan Resort, Tang Shan Zhen Wen Quan Road #8, Jiang Ning District, Nanjing City, Jiangsu Province, People’s Republic of China, at 9:00 p.m. U.S. EDT (9:00 a.m. local time).

Explanatory Note

This Supplement is being provided to:

(1) amend disclosure of Section 16(a) Beneficial Ownership Reporting Compliance with respect to delinquent filers during 2012; and

(2) amend disclosure under Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters, to correct the beneficial holdings of Magnify Wealth Enterprises Ltd, Jianhua Zhu and Yaying Wang.

Except as specifically referenced herein, this Supplement does not reflect any event occurring subsequent to August 30, 2013, the filing date of the original proxy statement, and no other changes have been made to the proxy statement.

We intend to mail this Supplement and the Form 10-K/A on or about October 17, 2013 to all stockholders of record, as of the Record Date, who have requested to receive a paper or email copy of the documents related to the Annual Meeting.

/s/ Jianhua Zhu

Jianhua Zhu
Chairman, and Chief Executive Officer

October 16, 2013

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth information about our directors and executive officers as of March 13, 2013.

Name	Age	Position

Jianhua Zhu	51	Chief Executive Officer, President and Director

Daphne Huang	42	Chief Financial Officer and Treasurer

Yaying Wang	50	Chief Operating Officer, Secretary and Director

Robert C. Bruce*	50	Independent Director

Jonathan P. Serbin*	43	Independent Director

Kelvin Lau*	50	Independent Director

* Indicates member of Audit, Nominating and Corporate Governance Committee and Compensation Committee.

Our directors are appointed for a one-year term to hold office until the next annual meeting of our stockholders or until they resign or are removed from office in accordance with our bylaws. Our officers serve at the discretion of our Board of Directors.

Set forth below is information regarding certain significant employees.

Name	Age	Position

Guande Chen	59	General Manager of Lihua Electron

Junying Zhu	34	VP of Sales and Marketing

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Set forth below are the respective principal occupations or brief employment histories of each of our directors and the periods during which each has served as a director of the Company, as well as for our named executive officers and certain significant employees.

Jianhua Zhu, President and Chief Executive Officer of the Company and the Chairman of the Board of Directors. Mr. Zhu has served as a director of the Company since October 31, 2008. Mr. Zhu has over 20 years of experience in the PRC’s copper industry. From Lihua Electron’s inception in October 1999 and from Lihua Copper’s inception in September 2007 until June 6, 2008, Mr. Zhu served as the sole member of the board of directors. Mr. Zhu currently serves as the Executive Director of Lihua Electron and Lihua Copper. In addition to overall management of the Company, Mr. Zhu is responsible for corporate and product development and governmental regulations. As our founder and CEO, we believe that Mr. Zhu’s extensive experience in the copper industry provides him with significant insights into our business, which make him qualified to be the Chairman of our Board of Directors.

Daphne Huang, Chief Financial Officer and Treasurer. Ms. Huang has served as Chief Financial Officer and Treasurer since October 23, 2011 and as Executive Vice President of Finance and Director of Investor Relations since October 2009. From April 2003 through February 2009, Ms. Huang worked at GE Capital Markets, Inc., a broker dealer, where she served as Assistant Vice President and then Vice President of the Debt Capital Markets group and was responsible for debt product structuring and syndication in the U.S. capital markets. From 2000 to 2002, Ms. Huang was an Associate and then a Senior Associate at Fleet Securities, Inc., an investment bank that was acquired by Bank of America. Ms. Huang also served as a Senior Auditor in the Capital Markets Group of PriceWaterhouseCoopers from 1997 to 2000, an Equity Research Analyst at SG Cowen & Company from 1996 to 1997 and a Financial Analyst at Morgan Stanley Dean Witter from 1995 to 1996. Ms. Huang earned an MBA in Finance and Management from the Leonard N. Stern School of Business at New York University, a BBA in Accounting from Baruch College, and holds an inactive CPA license in the State of New York. She is also fluent in Mandarin.

Yaying Wang, Chief Operating Officer and a member of the Board of Directors. Ms. Wang has served as a director of the Company, Secretary and COO since October 31, 2008. Ms. Wang has over 20 years of experience in the PRC’s copper industry. Ms. Wang has strong technical knowledge of copper and extensive industry relationships. In addition to her responsibilities as COO, Ms. Wang is responsible for the Sales and Production Departments. We believe that Ms. Wang’s extensive experience in the copper industry provides her with significant insights into our business, which are needed by our Board of Directors.

Robert C. Bruce, Independent Director. Mr. Bruce has served as a director of the Company since April 14, 2009. Mr. Bruce is Founder, President and CEO of Zylo Media, LLC, an early stage digital advertising and marketing company headquartered in Portland, Maine. Mr. Bruce also serves as President of Oakmont Advisory Group, LLC, a financial management consulting firm located in Portland, Maine. Prior to founding Oakmont Advisory Group, from 1999 through 2004, Mr. Bruce served as Chief Operating Officer, Treasurer and Director for Enterix Inc., a privately-held, venture-funded medical device and laboratory services company that was purchased by Quest Diagnostics. He also previously served as Chief Financial Officer for Advantage Business Services (1997 to 1998), a privately-held national payroll processing and tax filing business that was subsequently acquired by PayChex. Mr. Bruce previously served as a member of the board of directors of ImmuCell Corporation (NASDAQ: ICCC) and China North East Petroleum Holdings Ltd. (NYSE Amex: NEP). Mr. Bruce received his MBA from the Yale School of Management, and a Bachelor of Arts degree from Princeton University. We believe that Mr. Bruce’s experience as a former director of two other public companies and his extensive finance experience provides him with a unique and valuable perspective from which he helps advise the Board of Directors.

Jonathan P. Serbin, Independent Director. Mr. Serbin has served as a director of the Company since April 14, 2009. Mr. Serbin was most recently the head of Media and Telecom Investment Banking Asia division for Oppenheimer & Co. Previously, he was the Chief Executive Officer of D Mobile, Inc., a seller of mobile content in the PRC. Prior to D Mobile, Inc., Mr. Serbin was Chief Financial Officer at EBT Mobile from July 2004 through December 2007. He was also previously the Chief Financial Officer of Hana Biosciences, a biotech development company from January 2004 through July 2004. Mr. Serbin holds a B.A. from Washington University, St. Louis, a J.D. from Boston University and an MBA from Columbia University. We believe that Mr. Serbin’s significant experience in senior management, extensive finance experience and familiarity with working in the PRC provides him with a unique and valuable perspective from which he helps advise the Board of Directors.

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Siu Ki “Kelvin” Lau, Independent Director.  Mr. Lau has served as a director of the Company since October 20, 2009. Mr. Lau has substantial experience in capital markets, corporate finance, investments and mergers & acquisitions, particularly in the Asia Pacific region. He has worked for a few international and regional investment banks since 1990 and has been providing advisory service to listed and private companies with regard to public listing, corporate takeover, equity fund raising and other corporate activities. From January 1990 to May 1993, Mr. Lau worked for a leading local investment bank in Hong Kong. During May 1993 and May 1997, he worked as a director for a European investment bank, and since May 1997, he has been working for Asian investment banks with global network. Mr. Lau was Managing Director of DBS Asia Capital Limited during April 2002 and December 2008. Since December 2008, he has been working in the Equity Capital Markets and Corporate Finance department of Mizuho Securities Asia Limited, which is a major Japanese investment banking and securities company with global distribution network.  Mr. Lau is a fellow member of the Chartered Association of Certified Accountants of the United Kingdom and a member of the Hong Kong Institute of Certified Public Accountants. He majored in economies. Mr. Lau is currently based in Hong Kong and principally covers fund raising and corporate activities of listed and private companies in the Greater China region. We believe that Mr. Lau’s strong exposure in investment banking, corporate finance and corporate governance and his substantial experience of working with PRC corporates provides him with a unique and valuable perspective as an important member of the Board of Directors.

Significant Employees

Junying Zhu, VP of Sales and Marketing. Ms. Zhu has served as the VP of sales of Lihua Electron since its inception in 1999. Ms. Zhu has more than 10 years working experience in Copper Clad Aluminum magnet wire industry. She had held various executive management positions since Lihua Electron was established, including VP of operations, from 2001 to 2005. During her career, Ms. Zhu has focused on the business development, strategic market planning, key account management, contract negotiation and loss prevention. Ms. Zhu graduated from Changzhou Accounting College with a degree in marketing.

Guande Chen, General Manager of Lihua Electron. Mr. Chen has served as the General Vice President of Lihua Electron since 2011. Mr. Chen has over 30 years working experience in the manufacturing and trade industry in China. He had held executive management positions with a number of companies prior to joining our company. Mr. Chen graduated from Shen Zhen University in 1981 with a major in Business Management and International Trade.

Family Relationships

Mr. Jianhua Zhu, our Chief Executive Officer, President and Chairman, and Ms. Yaying Wang, our Chief Operating Officer and a director, are married. There are no other family relationships among our executive officers, directors and significant employees.

Involvement in Certain Legal Proceedings

To the best of our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of our Company during the past ten years.

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Corporate Governance

Board Leadership Structure

The Board of Directors believes that Mr. Zhu’s service as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Zhu possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees, customers and suppliers.

The board has not designated a lead director. Given the limited number of directors comprising the board, the independent directors call and plan their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. In the circumstances, the directors believe that formalizing in a lead director functions in which they all participate might detract from rather than enhance performance of their responsibilities as directors.

Risk Oversight

The Board of Directors is responsible for the oversight of risk management related to the company and its business and accomplishes this oversight through regular reporting by the Audit Committee. The Audit Committee assists the Board of Directors by periodically reviewing the accounting, reporting and financial practices of the company, including the integrity of our financial statements, the surveillance of administrative and financial controls and the Company’s compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance and internal audit functions, the Audit Committee reviews and discusses all significant areas of our business, including credit policies, inventory management practices, internal controls, accounting policies and procedures and summarizes for the Board of Directors areas of risk and the appropriate mitigating factors.

Board Practices

Our business and affairs are managed under the direction of our board of directors. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management.

Board Committees and Independence

The Board of Directors has an Audit Committee, Nominating and Corporate Governance Committee and a Compensation Committee, each of which was formed on April 14, 2009. Our board of directors has determined that Robert C. Bruce, Jonathan P. Serbin, and Kelvin Lau, the members of these committees, are “independent” under the current independence standards of Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, LLC and meet the criteria for independence set forth in Rule 10A(m)(3) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has also determined that these persons have no material relationships with us — either directly or as a partner, stockholder or officer of any entity — which could be inconsistent with a finding of their independence as members of our board of directors.

Audit Committee

Our audit committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee members consist of Robert C. Bruce, Jonathan P. Serbin and Kelvin Lau. Each of these members would be considered “independent” as defined by Rule 5605 of NASDAQ’s Marketplace Rules, as determined by our board of directors. During the fiscal year ended December 31, 2012, the Audit Committee met 4 times.

The audit committee oversees our financial reporting process on behalf of the board of directors. The committee’s responsibilities include the following functions:

•	approve and retain the independent auditors to conduct the annual audit of our books and records;
•	review the proposed scope and results of the audit;
•	review and pre-approve the independent auditors’ audit and non-audited services rendered;
•	approve the audit fees to be paid;

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•	review accounting and financial controls with the independent auditors and our internal auditors and financial and accounting staff;
•	review and approve transactions between us and our directors, officers and affiliates;
•	recognize and prevent prohibited non-audit services; and
•	meet separately and periodically with management and our internal auditor and independent auditors.

The Audit Committee operates under a written charter, which is available at our website at http://www.lihuaintl.com. Robert C. Bruce serves as the Chairman of our Audit Committee.

Our board of directors has determined that we have at least one audit committee financial expert, as defined by the rules and regulations of the SEC and NASDAQ, serving on our audit committee, and that Robert C. Bruce is the “audit committee financial expert”. We have also determined that Robert C. Bruce is “independent” under the current independence standards of Rule 5606(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, LLC and meets the independence criteria set forth in Rule 10A(m)(3) of the U.S. Securities Exchange Act of 1934, as amended.

Audit Committee Report

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with management, and has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the review and discussions referred above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent”.

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, be filed with the Securities and Exchange Commission.

The members of the Audit Committee are:

Robert. C. Bruce

Jonathan P. Serbin

Kelvin Lau

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Nominating and Corporate Governance Committee

The Nominating and Governance Committee is responsible for identifying potential candidates to serve on our board and its committees. The committee’s responsibilities include the following functions:

•	making recommendations to the board regarding the size and composition of the board;
•	identifying and recommending to the board nominees for election or re-election to the board, or for appointment to fill any vacancy;
•	establishing procedures for the nomination process;
•	advising the board periodically with respect to corporate governance matters and practices, including periodically reviewing corporate governance guidelines to be adapted by the board; and
•	establishing and administering a periodic assessment procedure relating to the performance of the board as a whole and its individual members.

Each of Messrs. Bruce, Serbin and Lau are the members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operate under a written charter, which is available on our website at http://www.lihuaintl.com. Mr. Lau is the Chairman of the Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2012, the Nominating and Corporate Governance Committee met one time.

The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Rule 5605 of the listing standards of NASDAQ and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Kelvin Lau, Chairman, Nominating and Corporate Governance Committee, Lihua International, Inc., GPO Box 5247, Hong Kong. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated differently from any other potential nominee. Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

The Board does not have a formal policy on Board candidate qualifications. The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. “Diversity,” as such, is not a criterion that the Committee considers. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation.

Compensation Committee

The Compensation Committee is responsible for making recommendations to the board concerning salaries and incentive compensation for our officers and employees and administers our stock option plans. Its responsibilities include the following functions:

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•	reviewing and recommending policy relating to the compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other senior officers; evaluating the performance of these officers in light of those goals and objectives; and setting compensation of these officers based on such evaluations;

•	administering our benefit plans and the issuance of stock options and other awards under our stock plans; and reviewing and establishing appropriate insurance coverage for our directors and executive officers;

•	recommending the type and amount of compensation to be paid or awarded to members of our board of directors, including consulting, retainer, meeting, committee and committee chair fees and stock option grants or awards; and

•	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for our executive officers.

Each of Messrs. Bruce, Serbin and Lau are the members of the Compensation Committee. The Compensation Committee operates under a written charter, which is available on our website at http://www.lihuaintl.com. Mr. Serbin is Chairman of Compensation Committee. Our executive officers have no formal role in suggesting their salaries. During the fiscal year ended December 31, 201, the Compensation Committee met one time.

Compensation Committee Report

The goal of the Company’s executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining experienced executive officers.

The Compensation Committee has reviewed and discussed the discussion and analysis of the Company’s compensation which appears in Item 11 below with management, and, based on such review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the above disclosure be included in this Annual Report on Form 10-K for the year ended December 31, 2012.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has at any time been an officer or employee of ours or our subsidiaries. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any interlocking relationship existed in the past.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

The following persons did not timely file Form 4’s reflecting the grant of stock option awards in 2012:

•	Robert Bruce did not timely file a Form 4 reflecting the grant of 20,000 options to purchase common stock;

•	Jonathan Serbin did not timely file a Form 4 reflecting the grant of 20,000 options to purchase common stock; and

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•	Siu Ki Lau did not timely file a Form 4 reflecting the grant of 20,000 options to purchase common stock.

Code of Ethics

We adopted a Corporate Code of Ethics and Conduct on December 31, 2007. The Code of Ethics is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that the Company files or submits to the Securities and Exchange Commission and others. A copy of the Code of Ethics is included as Exhibit 14.1 to our Annual Report on Form 10-KSB, filed with the SEC on February 26, 2008. A copy of the Code of Ethics is available on our website at www.lihuaintl.com. A printed copy of the Code of Ethics may also be obtained free of charge by writing to us at our headquarters located at Houxiang Minying Industrial Park, Danyang City, Jiangsu Province, PRC 212312.

Meetings of the Board and Committees

During the fiscal year ended December 31, 2012, the Board of Directors met 4 times and took action by written consent on 4 occasions. All of the directors participated in the board meetings. Each director is expected to participate, either in person or via teleconference, in meetings of our Board of Directors and meetings of committees of our Board of Directors in which each director is a member, and to spend the time necessary to properly discharge such director’s respective duties and responsibilities. We do not have a written policy with regard to directors’ attendance at annual meetings of stockholders; however, all directors are encouraged to attend the annual meeting and all directors attended our 2012 Annual Meeting of Stockholders.

Communications with the Board of Directors

Stockholders can mail communications to the Board of Directors, c/o Hao Du, VP and Board Secretary, Lihua International, Inc., Houxiang Minying Industrial Park, Danyang City, Jiangsu Province, PRC 212312, who will forward the correspondence to each addressee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth as of August 20, 2013, the record date, the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company’s Common Stock; (ii) each director; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. As of August 20, 2013, we had 29,831,336 shares of Common Stock issued and outstanding.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated. Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed below is c/o Lihua Holdings Limited, Houxiang Minying Industrial Park, Danyang City, Jiangsu Province, PRC 212312, China.

All share ownership figures include shares of our Common Stock issuable upon securities convertible or exchangeable into shares of our Common Stock within sixty (60) days of August 20, 2013 which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

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Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Shares of Common Stock(2) (3)

Magnify Wealth Enterprises Limited (4)(5)	13,350,000	44.23%

Jianhua Zhu (5)	13,350,000	44.23%

Yaying Wang (6)	13,350,000	44.23%

Robert C. Bruce (7)	91,000	*

Jonathan P. Serbin (8)	90,000	*

Siu Ki “Kelvin” Lau (9)	85,000	*

Daphne Huang (10)	90,000	*

Jon D. Gruber (11)	1,570,099	5.26%

All Directors and Executive Officers, as a group (6 persons)	13,551,000	44.91%

* Less than one percent

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities anticipated to be exercisable or convertible at or within 60 days of the date hereof, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are anticipated to be beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(2)	Based upon 29,831,336 shares of Common Stock issued and outstanding as of August 20, 2013.

(3)	In determining the percent of Common Stock beneficially owned on August 20, 2013, (a) the numerator is the number of shares of Common Stock beneficially owned (including shares that the stockholder has the right to acquire within 60 days of August 20, 2013), and (b) the denominator is the sum of (i) the 29,820,836 shares outstanding on August 20, 2013, and (ii) the number of shares of Common Stock which such stockholder has the right to acquire within 60 days of August 20, 2013.

(4)	The address of Magnify Wealth is Quastisky Building, P.O. Box 4389, Road Town, Tortola, British Virgin Islands. As the sole director of Magnify Wealth, Mr. Zhu, our CEO and President has sole voting and investment power over the shares.

(5)	Includes 13,350,000 shares owned by Magnify Wealth, of which Mr. Zhu, as the sole director of Magnify Wealth, has sole voting and investment power over the shares. Mr. Zhu is deemed to beneficially own all of the 13,350,000 shares of common stock owned by Magnify Wealth as a result of the vesting in full of Mr. Zhu’s option to purchase all 3,000 shares of Magnify Wealth (the “Option Shares”) at $1.00 per share. While the option to purchase the Option Shares has vested in full, Mr. Zhu has not yet exercised the option.

(6)	As Mr. Zhu’s wife, Ms. Wang is deemed to be the beneficial owner of all shares of common stock beneficially owned by Mr. Zhu as a result of the vesting of 100% of Mr. Zhu’s Option Shares.

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(7)	Includes (i) 2,000 shares of common stock held by Mr. Bruce’s wife, (ii) 9,000 shares of common stock held directly by Mr. Bruce, and (iii) 80,000 shares of common stock underlying options owned by Mr. Bruce that are either currently vested or vest within the next 60 days.

(8)	Consists of 90,000 shares of common stock underlying options that are either currently vested or vest within the next 60 days.

(9)	Consists of 85,000 shares of common stock underlying options that are either currently vested or vest within the next 60 days

(10)	Represents 90,000 shares of common stock underlying options that are either currently vested or vest within the next 60 days

(11)	Based on the Schedule 13G/A filed February 12, 2013, Jon D. Gruber is a manager of Gruber and McBaine Capital Management, LLC, with a business address of 50 Osgood Place, Penthouse, San Francisco, CA 94133.

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